U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 5, 2002

                            RAPTOR INVESTMENTS, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

                                    FLORIDA
                                    -------
                 (State or other jurisdiction of incorporation)

                               0-23026 22-3261564
                               ------- ----------
           (Commission File Number) (IRS Employer Identification No.)

          2855 N. UNIVERSITY DRIVE, SUITE 320, CORAL SPRINGS, FL 33065
          -------------------------------------------------------------
                    (Address of principal executive offices)

              Registrant's telephone number, including area code
                                 (954) 346-5799
                                 --------------

         (Former name or former address, if changed since last report)

                                      N/A


ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) On November 27, 2001, the Registrant's auditors Amper, Politziner & Mattia P.A. ("APM") resigned. This resignation was a result of a change in the Registrant's geographic location. As a result of change in control of the Registrant, its corporate offices and operations were moved from New Jersey to Florida. As a result of the geographic move to Florida, (APM) was no longer able to act as the Registrant's auditor. The report of (APM) on the Registrant's financials statements at December 31, 1999 and December 31, 2000 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audit of the Registrant's financial statements as of December 31, 1999 and December 31, 2000 and in the subsequent interim periods up to and including the date of resignation, there were no disagreements with (APM) on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of (APM) would cause to make reference to the subject matter in their report. There were no reportable events of the nature contemplated by Item 304(a) (1) (v) (A)-(D) of Regulation S-K.

(b) At a meeting held on March 5, 2002, the Board of Directors of the Registrant approved the engagement of Weinberg & Co. ("Weinberg") as independent auditors of the Registrant for the fiscal year ended December 31, 2001 to replace the firm of Amper, Politziner & Mattia P.A. During the Registrant's fiscal years ended December 31, 1999, December 31, 2000 and in the subsequent interim periods up to an including the resignation of (APM), Registrant did not consult Weinberg with respect to any of the matters contemplated by Item 304 (a) (2) (i)-(ii) of Regulation S-K.

A copy of (APM) resignation letter dated November 27, 2001 is filed as an exhibit to this report.




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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

     16.1 Letter of Amper, Politziner & Mattia P.A. pursuant to Item 304
     (a)(3) of Regulation SB.

     16.2 Letter of Amper, Politziner & Mattia P.A.





                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2002



                                        RAPTOR INVESTMENTS, INC.



                                        /S/ PAUL F. LOVITO, JR.
                                        ------------------------
                                        Paul F. Lovito, Jr.,
                                        Chairman, President & CEO





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